UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 22, 2007
Artes Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-0870808

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)
5870 Pacific Center Boulevard
San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 550-9999
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 22, 2007, Artes Medical, Inc. issued a press release announcing its financial results for the quarter and the year ended December 31, 2006 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
No.	Description
99.1	Press release issued by Artes Medical, Inc. on March 22, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: March 22, 2007

Artes Medical, Inc.
By:	/s/ Karla R. Kelly
Karla R. Kelly Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Artes Medical, Inc. on March 22, 2007.